ADVISORS DISCIPLINED TRUST 450

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the bond issued by "Jefferies Group, Incorporated" and the corresponding information listed therewith should appear under the "Financials" heading instead of under the "Industrials" heading on page 4 of the prospectus.

     Supplement Dated:  December 3, 2009







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